UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 11, 2023

(Date of earliest event reported)

MARVELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40357	85-3971597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200

Wilmington, Delaware 19801

(Address of principal executive offices, including Zip Code)

(302) 295-4840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                         Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On January 9, 2023, Jean Hu, Chief Financial Officer of Marvell Technology, Inc. (the “Company”), notified the Company’s Board of Directors of her decision to resign effective as of January 20, 2023 to pursue another professional opportunity.

Appointment of New Chief Financial Officer

On January 11, 2023, the Company announced that Willem Meintjes has been appointed as the Company’s Chief Financial Officer effective January 20, 2023.

Mr. Meintjes, 42, has served as the Company’s Chief Accounting Officer and Treasurer since June 29, 2018. Prior to holding that position, starting in June of 2016, he served as the Company’s Senior Vice President of Finance. Prior to joining the Company, he was Vice President and Corporate Controller at Newport Corporation from 2015 to June 2016, and Vice President and Controller at International Rectifier from 2013 to 2015. Mr. Meintjes holds both a Bachelor of Commerce in Accounting and a Bachelor of Commerce (Honours) in Accounting from the University of Johannesburg.

Mr. Meintjes has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment, the Company established new compensation for Mr. Meintjes, as summarized below.

Mr. Meintjes’ annual base salary will be $600,000. He will be eligible to participate in the Company’s Annual Incentive Plan with a target annual incentive bonus of 100% of his annual base salary. Mr. Meintjes has been designated a “Tier 2” participant in the Company’s Change in Control Severance Plan (“CIC Plan”) substantially in the form attached as Exhibit 10.1 to the Company’s Current Report on Form 10-Q filed with the SEC on August 28, 2020. In addition, he will receive grants of restricted stock units (“RSUs”) for the number of shares of Company common stock, as follows:

1.        RSUs for the number of shares of common stock equal to $1,200,000 divided by the average closing price of the Company’s common stock for the 30 days prior to January 15, 2023 that shall vest in quarterly installments over three (3) years from the grant date.

2.        Performance-Based RSUs for the number of shares of common stock with a target amount of $1,800,000 divided by the average closing price of the Company’s common stock for the 30 days prior to January 15, 2023 that shall vest based on our TSR performance relative to the S&P 500 Index over the performance period measured from December 15, 2022 to December 5, 2025, up to a maximum 200% of the target grant amount; provided, however, that the TSR related payout percentage may not exceed 100% of the target amount if the Company’s TSR is negative at the end of the performance period. In addition, the amount vesting may be increased by up to 150% based on the Non-GAAP EPS compound annual growth rate (“Non-GAAP EPS CAGR”) for the Company measured against the Non-GAAP EPS CAGR for the companies in the peer group using the initial 2-year period of the performance period. Notwithstanding the foregoing, the maximum payout of the product of (x) the relative total stockholder payout, multiplied by (y) the EPS multiplier will not exceed 250%. If the performance targets are met, the earned shares will vest on January 15, 2025, subject to continued service with the Company through such date.

Appointment of New Chief Accounting Officer

On January 11, 2023, the Company announced that Pani Dixon has been appointed as the Company’s Chief Accounting Officer effective January 20, 2023.

Ms. Dixon, 49, has served as the Company’s Vice President and Corporate Controller since March 2019. Prior to that she served as Senior Director, Assistant Corporate Controller from June 2017 to March 2019 and Senior Director, Technical Accounting & SEC Reporting from March 2017 to June 2017. She currently serves on the Board of the California Society of CPAs (CalCPA) and on the Council of the American Institute of CPAs (AICPA). She holds a Bachelor of Business Administration (B.B.A.) in Accounting from the University of Notre Dame and is a Certified Public Accountant (CPA).

Ms. Dixon has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with her appointment, the Company established Ms. Dixon’s new compensation, as summarized below.

Ms. Dixon’s annual base salary will be $355,000. She will be eligible to participate in the Company’s Annual Incentive Plan with a target annual incentive bonus of 43% of her annual base salary. She will receive RSUs for the number of shares of common stock equal to $500,000 divided by the average closing price of the Company’s common stock for the 30 days prior to January 15, 2023 that shall vest in quarterly installments over three (3) years from the grant date. Ms. Dixon will be designated a “Tier 3” participant in the Company’s CIC Plan.

The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information announcing the above management changes is incorporated by reference herein.

Item 7.01	Regulation FD.

The information contained in Item 7.01 of this report, including parts of Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the relevant parts of the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On January 11, 2023, the Company issued a press release announcing its Chief Financial Officer transition and providing certain guidance information for the fourth quarter of fiscal year 2023.

A copy of the press release is furnished herewith as Exhibit 99.1 and the information under the heading “Reaffirming Midpoint of Fourth Quarter of Fiscal 2023 Revenue Outlook and Narrowing Range” is deemed furnished and not filed.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release dated January 11, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY, INC.

Date: January 11, 2023	By:	/s/ Mark Casper
Mark Casper
General Counsel